UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2022

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01          Regulation FD Disclosure

On December 22, 2022, HireQuest, Inc. (“the Company”) posted an investor presentation (the “First Investor Presentation”) to its website (www.hirequest.com) under “Invest – Presentations & Events – December 2022 Investor Presentation.” On the same day, the Company also posted a second investor presentation (the “Second Investor Presentation” and, collectively with the First Investor Presentation, the “Investor Presentations”) to its website under “Invest – Presentations & Events – MRI Acquisition.” The information on the Company’s website is not incorporated by reference into this Current Report on Form 8-K and should not be considered part of this document. The website address is included in this Current Report on Form 8-K as an inactive textual reference only.

A copy of the Investor Presentations are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K. The Company expects to use the Investor Presentations, in whole or in part, and possibly with modifications, in connection with presentations to investors, brokers, analysts, and others.

The Investor Presentations include financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears at the end of the presentations. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the Investor Presentations, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view the Company’s operations, when considered with both the GAAP results and the reconciliation to non-GAAP financial information, which the Company believes provide a more complete understanding of the business than could be obtained absent this disclosure.

The information in this Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 is summary information that is intended to be understood in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Investor Presentations, except as required by law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of such information.

The information in this report and in Exhibit 99.1 and Exhibit 99.2 hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to the integration of MRI assets, the impact on long-term adjusted EBITDA margins for the MRI division, expected cost-cuts, the impact of lost franchisees on the system, pro forma financial information, system sales, revenue, expenses, or income at the corporate or franchise level, capital outlays, consequences, and all other statements that are not purely historical in nature. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. There can be no assurance that such expectations will be met. The Company’s actual results may be significantly different. You should not place undue reliance on forward-looking statements. Factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us are sometimes presented within the forward-looking statements themselves or are otherwise discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2021 that is available on our website: http://www.hirequest.com or on the SEC’s website and interim reports filed thereafter. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company disclaims any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

99.1         First Investor Presentation (furnished only)
99.2         Second Investor Presentation (furnished only)
104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: December 22, 2022	/s/ John McAnnar
John McAnnar
Chief Legal Officer, Vice President, and Corporate Secretary